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Exhibit 10.2

AMENDMENT TO CONSULTING SERVICES AGREEMENT

        THIS AMENDMENT TO CONSULTING SERVICES AGREEMENT ("Amendment") is made and entered into this 26th day of December, 1990, and effective as of January 1, 1991, by and between Helmerich & Payne, Inc., ("H&P") and Walter H. Helmerich, III, ("WHH").

        Paragraph 3 of the Consulting Services Agreement dated December 30, 1990, is hereby deleted, with the following to be substituted therefor:

          "3. This Agreement shall be effective as of January 1, 1991, and shall be automatically renewed for subsequent one-year terms unless H&P or WHH shall terminate the same upon thirty (30) days' prior written notice."

        Except as amended hereby, all the terms, conditions, and provisions of the Consulting Services Agreement shall remain valid and binding.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment in duplicate on the date first written above.

"H&P"
HELMERICH & PAYNE, INC.
By:	Steven R. Mackey Vice President
"WHH"
WALTER H. HELMERICH, III

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AMENDMENT TO CONSULTING SERVICES AGREEMENT